UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 25, 2017
SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(800) 786-8787

Not Applicable
Former name or former address, if changed since last report
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of SunTrust Banks, Inc. was held on April 25, 2017. Represented at the meeting were 431,027,978 shares of 492,031,815 eligible shares (87.60%). At the meeting, the shareholders of SunTrust took the following actions, and cast the following votes:
1. Shareholders elected the following persons as directors of SunTrust:

	For	Against	Abstain	Non-votes
Agnes Bundy Scanlan	384,964,991	1,216,002	406,496	44,440,489
Dallas S. Clement	384,683,895	1,496,655	406,938	44,440,489
Paul R. Garcia	385,298,365	856,601	432,523	44,440,489
M. Douglas Ivester	378,723,270	7,462,688	401,531	44,440,489
Kyle Prechtl Legg	384,850,381	1,299,549	437,560	44,440,489
Donna S. Morea	385,071,535	1,143,457	372,498	44,440,489
David M. Ratcliffe	385,335,907	821,782	429,800	44,440,489
William H. Rogers, Jr.	377,679,340	7,496,592	1,411,557	44,440,489
Frank P. Scruggs, Jr.	385,224,402	937,665	425,421	44,440,489
Bruce L. Tanner	384,760,378	1,405,363	421,749	44,440,489
Thomas R. Watjen	384,574,675	1,612,595	400,219	44,440,489
Dr. Phail Wynn, Jr.	379,149,464	7,038,878	399,147	44,440,489
2. Shareholders approved (98.43% of the votes cast) the non-binding advisory vote ("say-on-pay") resolution regarding the compensation of the Company's executives as described in the Summary Compensation Table as well as in the Compensation Discussion and Analysis and the other executive compensation tables and related discussion.

	For	Against	Abstain	Non-votes
Say-on-Pay	379,269,071	6,065,666	1,252,753	44,440,489

3. A majority of shareholders (87.43% of the votes cast) recommended that the Company conduct the the non-binding advisory vote ("say-on-pay") every one year, while a minority recommended that the Company conduct say-on-pay vote every two years (0.25%) and every three years (12.31%), respectively. In response, the Board of Directors of the Company has determined that it intends to provide a non-binding advisory vote ("say-on-pay") every year.

	One Year	Two Years	Three Years	Abstain	Non-votes
Say-on-Frequency	337,255,877	978,554	47,504,843	845,089	44,443,614

4. Shareholders ratified (98.90% of the votes cast) the appointment of Ernst & Young LLP as independent auditors of SunTrust for 2017.

	For	Against	Abstain	Non-votes
Ratification of Auditor	425,906,108	4,742,006	379,864	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: April 25, 2017.	By: /s/ David A. Wisniewski
David A. Wisniewski,
Senior Vice President, Deputy General
Counsel and Assistant Corporate Secretary